PMF FUND, L.P.

(A Limited Partnership)

Schedule of Investments

March 31, 2020

(Unaudited)

PMF Fund, L.P. invests substantially all of its assets in The Endowment PMF Master Fund, L.P. (the “Master Fund”), as discussed in the accompanying notes. The Schedule of Investments of the Master Fund is included herein.

PMF FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

March 31, 2020

(Unaudited)

(1) ORGANIZATION

PMF Fund, L.P. (the “PMF Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on March 31, 2014, is a non-diversified, closed-end management investment company. The PMF Fund was created to serve as a feeder fund for The Endowment PMF Master Fund, L.P. (the “Master Fund”). There are currently three feeder funds. For convenience, reference to the PMF Fund may include the Master Fund, as the context requires.

The PMF Fund’s investment objective is to manage a portfolio of Investment Funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated. The Master Fund holds a portfolio of Investment Funds managed in a broad range of investment strategies and asset categories. The Adviser, as hereinafter defined, manages the Master Fund portfolio primarily in a passive manner whereby the Master Fund holds to self-liquidating private equity and other similar illiquid interests in Investment Funds and oversees the liquidation of other Investment Funds that provide for redemption while managing the Master Fund’s cash to ensure the Master Fund has the ability to satisfy outstanding capital commitments relating to such portfolio holdings. The Master Fund’s Schedule of Investments and Notes to Schedule of Investments, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the PMF Fund on March 31, 2020, was 27.96%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the PMF Fund and the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the PMF Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the PMF Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the PMF Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the PMF Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the PMF Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the PMF Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the PMF Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the PMF Fund’s organizational documents, the PMF Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the PMF Fund. In the normal course of business, the PMF Fund enters into contracts with service providers, which also provide for indemnifications by the PMF Fund. The PMF Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the PMF Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the PMF Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedule of Investments reflects the financial position of the Master Fund. The PMF Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The PMF Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The PMF Fund records investment transactions on a trade-date basis.

Investments that are held by the PMF Fund are marked to fair value at the reporting date.

(d) INVESTMENT VALUATION

The valuation of the PMF Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the PMF Fund’s investments is calculated by UMB Fund Services, Inc., the PMF Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the PMF Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The PMF Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the PMF Fund’s proportional share of the Master Fund’s partners’ capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s Notes to Schedule of Investments, included elsewhere in this report.

(e) USE OF ESTIMATES

The Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The PMF Fund records its investment in the Master Fund at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s Notes to Schedule of Investments, included elsewhere in this report.

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of March 31, 2020, all of the investments made by the PMF Fund were in the Master Fund

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the PMF Fund may invest either directly or through the Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The PMF Fund’s risk of loss in these Investment Funds is limited to the PMF Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Master Fund.

THE ENDOWMENT PMF MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

March 31, 2020

(Unaudited)

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Energy (2.23% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		$14,386,923	$5,651,419
Sentient Global Resources Fund IV, L.P.	June, 2011		11,672,009	4,588,200
Private Equity (24.91% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		66,444	311,792
CX Partners Fund Ltd. (2)(3)	April, 2009		16,734,658	12,841,897
Gavea Investment Fund II A, L.P.	May, 2007		-	30,364
Gavea Investment Fund III A, L.P.	September, 2008		-	249,023
India Asset Recovery Fund L.P.	October, 2006		558,321	-
J.C. Flowers III L.P. (2)	October, 2009		8,305,564	5,636,103
LC Fund IV, L.P. (2)(3)	May, 2008		8,135,153	-
New Horizon Capital III, L.P. (2)	March, 2009		7,556,098	6,972,977
Northstar Equity Partners III (2)	June, 2011		6,974,559	6,548,257
Orchid Asia IV, L.P. (2)	November, 2007		5,687,897	25,667,036
Reservoir Capital Partners (Cayman), L.P.	June, 2009		1,856,569	3,147,451
Tiger Global Private Investment Partners IV, L.P.	March, 2007		1,182,343	196,031
Tiger Global Private Investment Partners V, L.P. (2)	January, 2008		6,414,064	4,762,027
Tiger Global Private Investment Partners VI, L.P. (2)	November, 2010		2,672,187	6,402,850
Trustbridge Partners II, L.P. (2)	December, 2007		5,317,548	4,920,034

Trustbridge Partners III, L.P. (2)(3)	April, 2009	17,572,448	12,478,724
Trustbridge Partners IV, L.P. (2)	September, 2011	11,159,747	24,546,661
Real Estate (0.99% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008	4,715,768	652,515
Phoenix Asia Real Estate Investments II, L.P.	September, 2007	3,875,899	3,883,345

Total Cayman Islands		134,844,199	129,486,706

Guernsey
Private Equity (0.24% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007	4,092,001	1,084,684

Total Guernsey		4,092,001	1,084,684

United Kingdom
Private Equity (0.14% of Partners’ Capital)
Darwin Private Equity I L.P.	September, 2007	7,023,527	650,452
Real Estate (0.21% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006	2,486,130	533,862
Patron Capital, L.P. II	February, 2005	743,332	82,495
Patron Capital, L.P. III	July, 2007	3,465,476	358,243

Total United Kingdom		13,718,465	1,625,052

United States
Energy (15.69% of Partners’ Capital)
ArcLight Energy Partners Fund V, L.P.	December, 2011	4,864,036	2,835,387
CamCap Resources, L.P. (6)	May, 2008	294,003	103
EnCap Energy Capital Fund VII-B LP (2)	October, 2007	7,867,562	976,346
EnCap Energy Infrastructure TE Feeder, L.P. (3)	October, 2009	6,762,814	1,567,092
Energy & Minerals Group Fund II, L.P. (2)	November, 2011	10,719,462	11,411,661
Intervale Capital Fund, L.P. (2)	May, 2008	6,161,098	8,414,164

Merit Energy Partners G, L.P.	September, 2009		17,251,785	11,297,467
Midstream & Resources Follow-On Fund, L.P. (2)(3)	March, 2010		3,459,071	2,989,254
NGP Energy Technology Partners II, L.P. (2)	July, 2009		4,667,004	2,625,588
NGP IX Offshore Fund, L.P. (2)	March, 2008		4,664,972	587,048
NGP Midstream & Resources, L.P. (2)	October, 2007		5,585,971	1,012,909
Quantum Parallel Partners V, LP (3)	October, 2008		27,608,510	27,689,662
TPF II-A, L.P. (3)	October, 2008		7,547,610	865,637
Event-Driven (4.38% of Partners’ Capital)
BDCM Partners I, L.P. (3)(6)	January, 2011		10,898,645	12,649,557
Credit Distressed Blue Line Fund, L.P. (4)(6)	April, 2010		20,968,888	2,417,649
Fortelus Special Situations Fund Ltd. (3)(6)	May, 2010		710,809	1,492,206
Harbinger Capital Partners Fund I, L.P. (3)(6)	November, 2006		39,076,697	1,317,652
Harbinger Capital Partners Fund II, L.P. (6)	July, 2010		5,026,484	90,498
Harbinger Capital Partners Special Situations Fund, L.P. (6)	December, 2006		5,080,165	69,766
Harbinger Class L Holdings (U.S.), LLC (6)	July, 2010		36,255	247,833
Harbinger Class LS Holdings (U.S.) Trust (6)	May, 2013	3,225	2,190,547	-
Harbinger Class PE Holdings (U.S.) Trust (6)	July, 2010	4	1,320,690	1,763,566
Prospect Harbor Credit Partners LP (6)	February, 2010		46,305	130,784
Private Equity (38.99% of Partners’ Capital)
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		1,685,018	1,259,007
Advent Latin American Private Equity Fund V-F L.P. (2)	May, 2010		7,568,311	7,155,382
BDCM Opportunity Fund II, L.P. (2)	March, 2006		3,930,366	5,753,217
Catterton Growth Partners, L.P.	March, 2008		10,859,722	3,395,639
Chrysalis Ventures III, L.P.	December, 2006		1,659,348	760,443
Crosslink Crossover Fund V, L.P.	May, 2007		1,723,592	518,868
Crosslink Crossover Fund VI, L.P.	March, 2007		-	9,434,858
Dace Ventures I, LP (3)	June, 2007		1,937,601	836,932
Fairhaven Capital Partners, L.P.	March, 2008		8,637,874	4,606,795

Founders Fund III, LP	May, 2010		5,205,445	25,048,392
Founders Fund IV, LP	January, 2012		2,135,603	31,508,459
Garrison Opportunity Fund LLC (3)	February, 2010		-	570,436
Garrison Opportunity Fund II A LLC	March, 2011		-	3,283,011
HealthCor Partners Fund, L.P. (3)	August, 2007		1,864,232	4,948,968
Ithan Creek Partners, L.P. (6)	October, 2008		180,568	579,257
MatlinPatterson Global Opportunities Partners III L.P. (2)	July, 2007		7,982,926	3,248,585
Middle East North Africa Opportunities Fund, L.P. (4)(6)	July, 2008	3,969	3,969,272	220,571
Monomoy Capital Partners, L.P.	November, 2006		4,462,243	166,675
Monomoy Capital Partners II, L.P. (2)	May, 2011		6,954,859	6,349,255
Pine Brook Capital Partners, L.P. (2)	January, 2008		9,934,141	932,970
Pinto America Growth Fund, L.P.	July, 2006		-	1,007,284
Private Equity Investment Fund IV, L.P. (3)	July, 2005		3,549,215	500,604
Private Equity Investment Fund V, L.P. (3)	April, 2009		32,635,067	18,362,563
Saints Capital VI, L.P. (3)	April, 2008		9,365,987	2,317,017
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		1,222,531	785,130
Sanderling Venture Partners VI, L.P. (2)	June, 2005		651,745	704,403
Sterling Capital Partners II, L.P.	August, 2005		1,053,059	163,648
Sterling Group Partners III, L.P.	April, 2010		5,060,382	4,414,217
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		157,773	751,195
TAEF Fund, LLC (6)	August, 2008		2,574,444	2,864,190
Tenaya Capital V, LP	November, 2007		1,558,907	2,252,760
Tenaya Capital VI, LP	July, 2012		7,964,012	8,176,091
The Column Group, LP	September, 2007		3,116,231	12,659,869
The Raptor Private Holdings L.P. (6)	January, 2009	1,025	698,804	186,014
Trivest Fund IV, L.P.(3)	November, 2007		-	441,017
Tuckerbrook SB Global Distressed Fund I, L.P. (3)	July, 2007		649,506	1,475,017

Valiant Capital Partners LP (6)	July, 2009	2,731,569	4,697,444
VCFA Private Equity Partners IV, L.P.	March, 2005	1,901,798	201,745
VCFA Venture Partners V, L.P. (2)	January, 2007	4,901,713	912,119
Voyager Capital Fund III, L.P.	May, 2007	1,685,716	1,211,173
WestView Capital Partners II, L.P. (3)	August, 2009	5,768,020	4,871,036
Real Estate (8.65% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007	2,890,387	1,971,436
Florida Real Estate Value Fund, L.P. (2)(3)	October, 2010	-	687,979
GTIS Brazil Real Estate Fund (Brazilian Real) LP (2)(3)	July, 2008	13,233,727	12,688,551
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011	2,389	258,612
Monsoon Infrastructure & Realty Co-Invest, L.P. (3)	February, 2008	9,542,106	10,223,894
Northwood Real Estate Co-Investors LP (2)	April, 2008	2,270,352	2,919,614
Northwood Real Estate Partners LP (2)	April, 2008	5,903,328	7,033,366
Parmenter Realty Fund IV, L.P.	May, 2011	1,835,494	2,052
SBC US Fund II, LP (3)	June, 2011	5,737,579	3,956,510
Square Mile Partners III LP	April, 2008	3,709,702	80,768
Relative Value (0.15% of Partners’ Capital)
Eton Park Fund, L.P. (6)	June, 2009	1,657,083	20,595
King Street Capital, L.P. (6)	November, 2009	-	273,837
Magnetar Capital Fund LP (3)(6)	February, 2009	-	309,066
Magnetar SPV LLC (3)(6)	May, 2008	179,228	7,871
Sculptor Asia Domestic Partners, LP (6)	December, 2007	1,645,428	11,979
PIPE Equity Partners, LLC (4)(5)(6)	August, 2008	17,723,154	-
PIPE Select Fund, LLC (4)(5)(6)	September, 2008	15,623,045	-
Stark Select Asset Fund, LLC (6)	July, 2010	-	82,785

Total United States		442,699,985	312,513,000

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		595,354,650	444,709,442	96.58%

Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.19% of Partners’ Capital)
CRC Credit Fund Ltd. (6)	July, 2010	7,094	696,209	889,878

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			696,209	889,878

Total Passive Foreign Investment Companies			696,209	889,878	0.19%

Private Corporations
United States
Real Estate (0.01% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.	August, 2006		8,129,228	42,174

Total Private Corporations			8,129,228	42,174	0.01%

Total Investments in Investment Funds(7)			604,180,087	445,641,494	96.78%

Investments in Securities
Common Stocks
United States
Professional Services (0.00% of Partners’ Capital)
REVA Medical, Inc.		276,817	143,120	-

Total United States			143,120	-

Total Investments in Securities			143,120	-	0.00%

Total Investments			$604,323,207	$445,641,494	96.78%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2020 were $52,745,971. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	All Investment Funds were received in an in-kind transfer of a portfolio of Investment Funds on March 31, 2014 (See note 1).

(2)	Income producing investment.

(3)	Affiliated investments for which ownership exceeds 5% of the Investment Fund's capital (See Note 4b).

(4)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s capital (See Note 4b).

(5)	Investment was valued in good faith pursuant to procedures approved by the Board of Directors as of March 31, 2020. The total of all such investments represents 0.00% of partners’ capital.

(6)	Investment Funds classified as "Hedge Funds" in the Master Fund's limited partnership agreement. The cost and fair value of these Investment Funds as of March 31, 2020 was $133,328,292 and $30,323,101, respectively (See note 6a).

(7)	Restricted investments as to resale.

See accompanying notes to Schedule of Investments.

THE ENDOWMENT PMF MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

March 31, 2020

(Unaudited)

(1) ORGANIZATION

The Endowment PMF Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on March 31, 2014. The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds.

The Master Fund’s investment objective is to manage a portfolio of Investment Funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated. The Master Fund holds a portfolio of Investment Funds managed in a broad range of investment strategies and asset categories. The Adviser, as hereinafter defined, manages the Master Fund portfolio primarily in a passive manner whereby the Master Fund holds to self-liquidating private equity and other similar illiquid interests in Investment Funds and oversees the liquidation of other Investment Funds that provide for redemption while managing the Master Fund’s cash to ensure the Master Fund has the ability to satisfy outstanding capital commitments relating to such portfolio holdings.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedule of Investments reflects the financial position of the Master Fund. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the Schedule of Investments.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of March 31, 2020.

Investments held by the Master Fund are valued as follows:

•	INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RICs, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of March 31, 2020, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(g) USE OF ESTIMATES

The Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 — investments with other significant observable inputs

•	Level 3 — investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. As of March 31, 2020, the Fund does not hold any investments that have to be included in the fair value hierarchy.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2020, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$82,512	$12,440	Up to 10 years	N/A	N/A	Up to15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	20,179	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Private Equity (c)	Investments in nonpublic companies.	295,979	27,047	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (d)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	45,375	13,258	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value (e)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	1,596	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$445,641	$52,745

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)	This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)	This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)	This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(d)	This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(e)	This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds so that the Fund may cover any funding call by Investment Funds.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of March 31, 2020:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners' Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing	Redemption Frequency	Redemption Restrictions and Terms
Founders Fund III, LP	5.44%	Founders Fund III, L.P. makes venture capital investments in seed stage and early stage companies.	No	N/A	N/A
Founders Fund IV, L.P.	6.84%	Founders Fund IV, L.P. makes venture capital investments in seed stage and early stage companies.	No	N/A	N/A
Orchid Asia IV, L.P.	5.57%	Orchid Asia IV, L.P. is a private equity fund making growth investments in China.	No	N/A	N/A
Quantum Parallel Partners V, L.P.	6.01%	Quantum Parallel Partners V, L.P. makes private investments in energy companies focused on exploration and production activities in the United States and Canada.	Yes	N/A	N/A
Trustbridge Partners IV, L.P.	5.33%	Trustbridge Partners IV, L.P. is a private equity fund making growth equity and buyout investments in China.	No	N/A	N/A

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year-end tax cost of its investments until such time. The Master Fund’s book cost as of March 31, 2020, was $604,323,207 resulting in accumulated net unrealized depreciation of $158,681,713 consisting of $132,917,552 in gross unrealized appreciation and $291,599,265 in gross unrealized depreciation.

(b) AFFILIATED INVESTMENT FUNDS

At March 31, 2020, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. A listing of these affiliated Investment Funds (including activity during the period ended March 31, 2020 is shown below:

Affiliated Investment Funds	Shares 12/31/2019	Shares 3/31/20	Beginning Fair Value 12/31/2019	Cost of Purchases	Sales Proceeds*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Ending Fair Value 3/31/20	Dividend Income
Ownership exceeds 5% of the Investment Fund's Capital:
BDCM Partners I, L.P.			$12,527,701	$—	$—	$—	$121,856	$12,649,557	$—
CX Partners Fund Ltd.			14,204,494	70,371	(1,390,702)	859,676	(901,942)	12,841,897	5,804
Dace Ventures I, LP			820,343	14,968	—	—	1,621	836,932	—
EnCap Energy Infrastructure TE Feeder, L.P.			1,731,136	—	—	—	(164,044)	1,567,092	—
Florida Real Estate Value Fund, L.P.			1,242,989	—	(750,212)	750,212	(555,010)	687,979	—
Fortelus Special Situations Fund Ltd.			3,735,494	—	—	—	(2,243,288)	1,492,206	—
Garrison Opportunity Fund LLC			535,176	—	—	—	35,260	570,436	—
GTIS Brazil Real Estate Fund (Brazilian Real) LP			12,293,952	—	—	—	394,599	12,688,551	—
Harbinger Capital Partners Fund I, L.P.			3,897,674	—	—	—	(2,580,022)	1,317,652	—
HealthCor Partners Fund, L.P.			4,946,009	2,959	—	—	—	4,948,968	—
LC Fund IV, L.P.			6,137,240	375,407	(6,528,232)	1,071,713	(1,056,128)	—	—
Magnetar Capital Fund LP			298,977	—	—	—	10,089	309,066	—
Magnetar SPV LLC			12,849	—	—	—	(4,978)	7,871	—
Midstream & Resources Follow-On Fund, L.P.			2,991,493	—	—	—	(2,239)	2,989,254	—
Monsoon Infrastructure & Realty Co-Invest, L.P.			10,168,744	—	—	—	55,150	10,223,894	—
Private Equity Investment Fund IV, L.P.			438,588	—	(35,175)	22,864	74,327	500,604	—
Private Equity Investment Fund V, L.P.**			18,896,542	—	—	—	(533,979)	18,362,563	—
Quantum Parallel Partners V, LP			27,737,369	—	—	—	(47,707)	27,689,662	—
Saints Capital VI, L.P.			2,639,406	—	(182,127)	—	(140,262)	2,317,017	—
SBC US Fund II, LP			5,339,620	—	—	—	(1,383,110)	3,956,510	—
TPF II-A, L.P.			865,637	—	—	—	—	865,637	—
Trivest Fund IV, L.P.			409,415	—	—	—	31,602	441,017	—
Trustbridge Partners III, L.P.			13,687,561	—	—	—	(1,208,837)	12,478,724	—
Tuckerbrook SB Global Distressed Fund I, L.P.			1,475,017	—	—	—	—	1,475,017	—
Westview Capital Partners II, L.P.			4,841,083	—	—	—	29,953	4,871,036	—
Total			151,874,509	463,705	(8,886,448)	2,704,465	(10,067,089)	136,089,142	5,804
Ownership exceeds 25% of the Investment Fund's Capital:
Credit Distressed Blue Line Fund, L.P.			2,910,904	—	—	—	(493,255)	2,417,649	—
Middle East North Africa Opportunities Fund, L.P.	3,969	3,969	297,010	—	—	—	(76,439)	220,571	—
PIPE Equity Partners, LLC			—	—	—	—	—	—	—
PIPE Select Fund, LLC			—	—	—	—	—	—	—
Total			3,207,914	—	—	—	(569,694)	2,638,220	—
Total Affiliated Investment Funds			$155,082,423	$463,705	$(8,886,448)	$2,704,465	$(10,636,783)	$138,727,362	$5,804

*	Sales include return of capital.
**	Voting rights have been waived for this investment.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds.

(6)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 0.40% on an annualized basis of the Master Fund’s partners’ capital at the end of each month, payable monthly in arrears, until the period ending March 31, 2024, when the Adviser will no longer receive the Investment Management Fee.

In addition, following the period ending March 31, 2019, the Investment Management Fee will not be charged on any Investment Fund classified as a “Hedge Fund” (as defined in the Master Fund’s Limited Partnership Agreement and disclosed on the Schedule of Investments), with any such Hedge Fund remaining in the Master Fund’s portfolio at that time being excluded from the calculation.